UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2021 (July 7, 2021)

EDUCATIONAL DEVELOPMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-04957	73-0750007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

5402 S 122nd E Avenue, Tulsa, Oklahoma 74146

(Address of principal executive offices and Zip Code)

(918) 622-4522

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $.20 par value	EDUC	NASDAQ
(Title of class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

The information disclosed in these Items 5.07 and 9.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 5.07         Submission of Matters to a Vote of Security Holders

At the annual meeting of stockholders of the Company held on July 7, 2021, the following actions took place.

1.	Election of Class II Director. The Company’s stockholders reelected Dr. Kara Gae Neal as Class II Director of the Company for three-year term based on the following votes.

Nominee	For	Against	Abstain
Dr. Kara Gae Neal	3,909,877	0	1,446,579

2.	Ratification of Independent Registered Public Accounting Firm. The Company’s stockholders approved the ratification of the appointment of HoganTaylor LLP as the independent public accounting firm for the Company for the year ending February 28, 2022, based on the following votes.

For	Against	Abstain	Broker Non-Votes
6,790,795	44,521	72,139	0

3.	Amendment to the Amended and Restated of Certificate of Incorporation. The Company’s stockholders approved the amendment and restatement of the Company’s certificate of incorporation to increase the number of authorized shares based on the following votes.

For	Against	Abstain	Broker Non-Votes
6,593,716	308,018	5,714	0

4.	Approval of the 2022 Long Term Incentive Plan. The Company’s stockholders approved the 2022 Long Term Incentive Plan based on the following votes.

For	Against	Abstain	Broker Non-Votes
4,915,597	256,132	117,887	1,557,832

Item 9.01         Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description
4.1

2022 Long Term Stock Incentive Plan (incorporated by reference to Appendix A to Educational Development Corporation’s definitive proxy statement on Schedule 14A (File No. 000-04957) filed on June 15, 2021).

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATIONAL DEVELOPMENT CORPORATION

Date:	July 13, 2021	By: /s/ Dan E. O’Keefe
Dan E. O’Keefe Chief Financial Officer